MONTHLY SERVICER'S CERTIFICATE
CARMAX BUSINESS SERVICES, LLC
CARMAX AUTO OWNER TRUST
SERIES 2005-2

Collection Period		02/01/06-02/28/06
Determination Date		03/09/2006
Distribution Date		03/15/2006

Pool Balance

1. Pool Balance on the close of the last day of the preceding Collection Period		$438,898,987.45

2. Collections allocable to Principal		$15,514,741.15

3. Purchase Amount allocable to Principal		0.00

4. Defaulted Receivables		$303,138.82

5. Pool Balance on the close of the last day of the related Collection Period (Ln1 - Ln2 - Ln3 - Ln4)		$423,081,107.48

6. Initial Pool Balance		$525,000,007.94

	Beginning	End
7. Note Balances	of Period	of Period

a. Class A-1 Note Balance	$19,412,750.11	$3,792,593.64
b. Class A-2 Note Balance	$145,000,000.00	$145,000,000.00
c. Class A-3 Note Balance	$167,000,000.00	$167,000,000.00
d. Class A-4 Note Balance	$73,120,000.00	$73,120,000.00
e. Class B Note Balance	$17,060,000.00	$17,060,000.00
f. Class C Note Balance	$11,820,000.00	$11,820,000.00
g. Note Balance (sum a - f)	$433,412,750.11	$417,792,593.64

8. Pool Factors
a. Class A-1 Note Pool Factor	0.1748896	0.0341675
b. Class A-2 Note Pool Factor	1.0000000	1.0000000
c. Class A-3 Note Pool Factor	1.0000000	1.0000000

d. Class A-4 Note Pool Factor	1.0000000	1.0000000
e. Class B Note Pool Factor	1.0000000	1.0000000
f. Class C Note Pool Factor	1.0000000	1.0000000
g. Note Pool Factor	0.8255481	0.7957954

9. Overcollateralization Target Amount		$5,288,513.84

10. Current overcollateralization amount (Pool Balance - Note Balance)		$5,288,513.84

11. Weighted Average Coupon		9.05%

12. Weighted Average Original Term		months 61.16

13. Weighted Average Remaining Term		months 51.05

Collections

14. Finance Charges:
a. Collections allocable to Finance Charge		$3,236,433.37
b. Liquidation Proceeds allocable to Finance Charge		$258.00
c. Purchase Amount allocable to Finance Charge		$0.00
d. Available Finance Charge Collections (sum a - c)		$3,236,691.37

15. Principal:
a. Collections allocable to Principal		$15,514,741.15
b. Liquidation Proceeds allocable to Principal		$21,033.55
c. Purchase Amount allocable to Principal		$0.00
d. Available Principal Collections (sum a - c)		$15,535,774.70

16. Total Finance Charge and Principal Collections (14d + 15d)		$18,772,466.07

17. Interest Income from Collection Account		$59,079.98

18. Simple Interest Advances		$0.00

19. Available Collections (Ln16 + Ln17 + Ln18)		$18,831,546.05

Available Funds

20. Available Collections		$18,831,546.05

21. Reserve Account Draw Amount	$0.00
22. Available Funds	$18,831,546.05

Application of Available Funds

23. Total Servicing Fee
a. Monthly Servicing Fee	$365,749.16
b. Amount Unpaid from Prior Months	$0.00
c. Amount Paid	$365,749.16
d. Shortfall Amount (a + b - c)	$0.00

24. Unreimbursed Servicer Advances	$0.00

25. Class A Noteholder Interest Amounts
a. Class A-1 Monthly Interest	$57,423.78
b. Additional Note Interest related to Class A-1 Monthly Interest	$0.00
c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest	$0.00
d. Total Class A-1 Note Interest (sum a - c)	$57,423.78

e. Class A-2 Monthly Interest	$495,416.67
f. Additional Note Interest related to Class A-2 Monthly Interest	$0.00
g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest	$0.00
h. Total Class A-2 Note Interest (sum e-g)	$495,416.67

i. Class A-3 Monthly Interest	$585,891.67
j. Additional Note Interest related to Class A-3 Monthly Interest	$0.00
k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest	$0.00
l. Total Class A-3 Note Interest (sum i-k)	$585,891.67

m. Class A-4 Monthly Interest	$264,450.67
n. Additional Note Interest related to Class A-4 Monthly Interest	$0.00
o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest	$0.00
p. Total Class A-4 Note Interest (sum m-o)	$264,450.67

26. Priority Principal Distributable Amount	$0.00

27. Class B Noteholder Interest Amount
a. Class B Monthly Interest	$63,832.83
b. Additional Note Interest related to Class B Monthly Interest	$0.00
c. Interest Due on Additional Note Interest related to Class B Monthly Interest	$0.00
d. Total Class B Note Interest (sum a-c)	$63,832.83

28. Secondary Principal Distributable Amount	$0.00

29. Class C Noteholder Interest Amount
a. Class C Monthly Interest	$46,590.50
b. Additional Note Interest related to Class C Monthly Interest	$0.00
c. Interest Due on Additional Note Interest related to Class C Monthly Interest	$0.00
d. Total Class C Note Interest (sum a-c)	$46,590.50

30. Required Payment Amount (Ln 23 + (sum of Ln 25 - Ln 29))	$1,879,355.28

31. Secondary Reserve Account Deficiency	$0.00

32. Reserve Account Deficiency	$0.00

33. Regular Principal Distributable Amount	$15,620,156.47

34. Successor Servicer Transition Costs and Additional Servicing Fee, if any	$0.00

Application of Secondary Reserve Account Draw Amount

35. Secondary Reserve Account Draw Amount	$0.00

36. Unpaid Class A Noteholder Interest Amounts
a. Total Class A-1 Interest not paid in full through application of Available Funds	$0.00
b. Total Class A-2 Interest not paid in full through application of Available Funds	$0.00
c. Total Class A-3 Interest not paid in full through application of Available Funds	$0.00
d. Total Class A-4 Interest not paid in full through application of Available Funds	$0.00

37. If Class Final Distribution Date for any Class of Class A Notes, amount necessary to reduce principal of that Class to zero	$0.00

38. Total Class B Note Interest not paid in full through application of Available Funds	$0.00

39. If Class Final Distribution Date for Class B Notes, amount necessary to reduce principal of Class B Notes to zero	$0.00

40. Total Class C Note Interest not paid in full through application of Available Funds	$0.00

41. If Class Final Distribution Date for Class C Notes, amount necessary to reduce principal of Class C Notes to zero	$0.00

42. Secondary Payment Amount (Sum of Ln35 - Ln41)	$0.00

Collection Account Activity

43. Deposits
a. Total Daily Deposits of Finance Charge Collections	$3,236,691.37
b. Total Daily Deposits of Principal Collections	$15,535,774.70
c. Withdrawal from Reserve Account	$0.00
d. Withdrawal from Secondary Reserve Account	$0.00
e. Interest Income	$59,079.98
f. Total Deposits to Collection Account (sum a - e)	$18,831,546.05

44. Withdrawals
a. Servicing Fee and Unreimbursed Servicer Advances	$365,749.16
b. Deposit to Note Payment Account for Monthly Note Interest/Principal	$17,133,762.59
c. Deposit to Reserve Account	$0.00
d. Deposit to Secondary Reserve Account	$0.00
e. Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)	$1,332,034.30
f. Total Withdrawals from Collection Account(sum a - e)	$18,831,546.05

Note Payment Account Activity

45. Deposits
a. Class A-1 Interest Distribution	$57,423.78
b. Class A-2 Interest Distribution	$495,416.67
c. Class A-3 Interest Distribution	$585,891.67
d. Class A-4 Interest Distribution	$264,450.67
e. Class B Interest Distribution	$63,832.83
f. Class C Interest Distribution	$46,590.50

g. Class A-1 Principal Distribution	$15,620,156.47
h. Class A-2 Principal Distribution	$0.00
i. Class A-3 Principal Distribution	$0.00
j. Class A-4 Principal Distribution	$0.00
k. Class B Principal Distribution	$0.00
l. Class C Principal Distribution	$0.00
m. Total Deposits to Note Payment Account (sum a - l)	$17,133,762.59

46. Withdrawals
a. Class A-1 Distribution	$15,677,580.25
b. Class A-2 Distribution	$495,416.67
c. Class A-3 Distribution	$585,891.67
d. Class A-4 Distribution	$264,450.67
e. Class B Distribution	$63,832.83
f. Class C Distribution	$46,590.50
g. Total Withdrawals from Note Payment Account (sum a - f)	$17,133,762.59

Certificate Payment Account Activity

47. Deposits
a. Excess Funds	$1,332,034.30
b. Reserve Account surplus (Ln 59)	$8,663.87
c. Secondary Reserve Account surplus (Ln 73)	$0.00
d. Total Deposits to Certificate Payment Account (sum a - c)	$1,340,698.17

48. Withdrawals
a. Certificateholder Distribution	$1,340,698.17
b. Total Withdrawals from Certificate Payment Account	$1,340,698.17

Required Reserve Account Amount

49. Lesser of: (a or b)
a. $2,625,000.00	$2,625,000.00
b. Note Balance	$417,792,593.64

50. Required Reserve Account Amount	$2,625,000.00

Reserve Account Reconciliation

51. Beginning Balance (as of end of preceding Distribution Date)	$2,625,000.00
52. Investment Earnings	$8,663.87
53. Reserve Account Draw Amount	$0.00
54. Reserve Account Amount (Ln 51 + Ln52 - Ln53)	$2,633,663.87
55. Deposit from Available Funds (Ln 44c)	$0.00
56. Deposit from Secondary Reserve Account (Ln 71)	$0.00
57. Payment to Secondary Reserve Account if Reserve Account Balance exceeds Required Reserve Account Amount to the extent of any unfunded Secondary Reserve Account Deficiency	$0.00
58. Payment to the Note Payment Account if Reserve Account Balance exceeds Required Reserve Account Amount for the payment of principal to the extent of any unfunded Regular Principal Distributable Amount	$0.00

59. Payment to Certificateholder if Reserve Account Balance exceeds Required Reserve Account Amount and to the extent no unfunded Secondary Reserve Account Deficiency and no unfunded Regular Principal Distributable Amount exists	$8,663.87
60. Ending Balance (Ln54 + Ln55 + Ln56 - Ln57 - Ln58 - Ln59)	$2,625,000.00
61. Reserve Account Deficiency (Ln50 - Ln60)	$0.00

Required Secondary Reserve Account Amount

62. Required Secondary Reserve Account Funding Event has occurred and is continuing (YES / NO)?	NO

If a Secondary Reserve Account Funding Event has occurred and is continuing, the Required Secondary Reserve Account Amount is equal to the lesser of: (Ln 63(a) or Ln63(b))

63. Lesser of: (a or b)
a. $1,312,500.00	$n/a
b. Note Balance - Reserve Account Amount	$n/a

64. Required Secondary Reserve Account Amount	$0.00

Secondary Reserve Account Reconciliation

65. Beginning Balance (as of end of preceding Distribution Date)	$0.00
66. Investment Earnings	$0.00
67. Secondary Reserve Account Draw Amount	$0.00
68. Secondary Reserve Account Amount (Ln 63 + Ln64 - Ln67)	$0.00
69. Deposit from Available Funds (Ln 44d)	$0.00
70. Deposit from Reserve Account (Ln 57)	$0.00
71. Payment to Reserve Account if Secondary Reserve Account Balance exceeds Required Secondary Reserve Account Amount and Reserve Account Deficiency not funded in full through application of Available Funds	$0.00
72. Payment to Note Payment Account if Secondary Reserve Account Balance exceeds Required Secondary Reserve Account Amount for payment of principal to the extent of any unfunded Regular Principal Distrubutable amount	$0.00
73. Payment to Certificateholder if Secondary Reserve Account Balance exceeds Required Secondary Reserve Account Amount and no unfunded Reserve Account Deficiency or unfunded Regular Principal Distrubutable Amount exists	$0.00
74. Ending Balance (Ln68 + Ln69 - Ln70 - Ln71 - Ln72 - Ln73)	$0.00
75. Secondary Reserve Account Deficiency (Ln62 - Ln70)	$0.00

Instructions to the Trustee

76. Amount to be deposited from the Reserve Account into the Collection Account	$0.00

77. Amount to be deposited from the Secondary Reserve Account into the Collection Account	$0.00
78. Amount to be paid to Servicer from the Collection Account	$365,749.16
79. Amount to be deposited from the Collection Account into the Note Payment Account	$17,133,762.59
80. Amount to be deposited from the Collection Account into the Certificate Payment Account	$1,332,034.30
81. Amount to be deposited from the Collection Account into the Reserve Account	$0.00
82. Amount to be deposited from the Collection Account into the Secondary Reserve Account	$0.00
83. Amount to be deposited from the Reserve Account, if Reserve Account Balance exceeds Required Reserve Account Amount, into
a. the Secondary Reserve Account for any unfunded Secondary Reserve Account Deficiency	$0.00
b. the Note Payment Account for any unfunded Regular Principal Distributable Amount	$0.00
c. the Certificate Payment Account for payment to the Certificateholder, if no unfunded Regular Principal distributable amount exists	$8,663.87
84. Amount to be deposited from the Secondary Reserve Account, if Secondary Reserve Account Balance exceeds Required Secondary Reserve account Amount, into
a. the Reserve Account to the extent of any unfunded Reserve Account Deficiency	$0.00
b. the Note Payment Account for any unfunded Regular Principal Distributable Amount	$0.00
c. the Certificate Payment Account for payment to the Certificateholder, if no unfunded Regular Principal Distributable amount exists	$0.00
85. Amount to be paid to Class A-1 Noteholders from the Note Payment Account	$15,677,580.25
86. Amount to be paid to Class A-2 Noteholders from the Note Payment Account	$495,416.67
87. Amount to be paid to Class A-3 Noteholders from the Note Payment Account	$585,891.67
88. Amount to be paid to Class A-4 Noteholders from the Note Payment Account	$264,450.67
89. Amount to be paid to Class B Noteholders from the Note Payment Account	$63,832.83
90. Amount to be paid to Class C Noteholders from the Note Payment Account	$46,590.50
91. Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess Collections, Reserve Account surplus, and Secondary Reserve Account surplus	$1,340,698.17

Net Loss and Delinquency Activity

92. Net Losses with respect to preceding Collection Period	$281,847.27

93. Cumulative Net Losses	$973,336.78

94. Cumulative Net Loss Percentage	0.1854%

95. Delinquency Analysis	Number of	Principal
	Loans	Balance
a. 31 to 60 days past due	352	$3,314,623.98
b. 61 to 90 days past due	84	$764,723.91
c. 91 or more days past due	50	$501,744.95
d. Total (sum a - c)	486	$4,581,092.84

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on March 09, 2006.

CARMAX BUSINESS SERVICES, LLC
As Servicer

By: /s/ Keith D. Browning

Name: Keith D. Browning

Title: Executive Vice President and Chief Financial Officer